CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement (Form S-8
No. 33-53896).


                                /s/ ARTHUR ANDERSEN & CO.
                                ARTHUR ANDERSEN & CO.



April 12, 1994
Minneapolis, Minnesota,